UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 15, 2020

Digital Media Solutions, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N. , Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange
Redeemable warrants to acquire Class A common stock	DMS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Digital Media Solutions, Inc. (the “Company”), filed on July 16, 2020, as amended by the Current Report on Form 8-K/A of the Company filed on July 20, 2020.

The Company is filing this Amendment solely to include the following:

•	the unaudited consolidated financial statements of Digital Media Solutions Holdings, LLC for the three and six months ended June 30, 2020 and 2019 and as of June 30, 2020; and

•	the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Digital Media Solutions Holdings, LLC for the three and six months ended June 30, 2020 and 2019.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired

The unaudited consolidated financial statements of Digital Media Solutions Holdings, LLC for the three and six months ended June 30, 2020 and 2019 and as of June 30, 2020, are attached as Exhibit 99.1 hereto and are incorporate herein by reference. The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Digital Media Solutions Holdings, LLC for the three and six months ended June 30, 2020 and 2019, is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

(d)    Exhibits

Exhibit Number	Description

99.1	Unaudited consolidated financial statements of Digital Media Solutions Holdings, LLC for the three and six months ended June 30, 2020 and 2019 and as of June 30, 2020.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Digital Media Solutions Holdings, LLC for the three and six months ended June 30, 2020 and 2019.

104	Cover page information from Digital Media Solutions, Inc.’s Current Report on Form 8-K/A filed on August 10, 2020 formatted in iXBRL (Inline Extensible Business Reporting Language).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2020

Digital Media Solutions, Inc.

/s/ Ryan Foster
Name:	Ryan Foster
Title:	General Counsel, Executive Vice President of Compliance and Secretary